JPMORGAN FUNDS

COMBINED AMENDED AND RESTATED

DISTRIBUTION PLAN

(amended as of November 11, 2015)

Section 1. This Combined Amended and Restated Distribution Plan (“Plan”) has been adopted by each of the entities listed on Schedule A, each of which is a corporation, business trust or statutory trust as indicated on Schedule A (each referred to herein as the “Trust”), with respect to one or more series of the Trust as listed in Schedule B to this Plan (each a “Fund”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”), and relates to the classes of shares of beneficial interest (“Shares”) specified in Schedule B (each a “Class”). This Plan represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by each Trust with respect to the Classes of Shares specified in Schedule B.

Section 2. Each Fund may incur with respect to a Class, expenses at the annual rate listed under the column “Distribution Fee” on Schedule B, subject to the limitations imposed, from time to time, by applicable rules of the National Association of Securities Dealers, Inc. (“NASD”) on each Fund and its distributor (“Distributor”).

Section 3. Amounts set forth under the column “Distribution Fee” on Schedule B may be used to finance any activity that is primarily intended to result in the sale of the Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from the Distributor’s sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of the Distributor, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of the Distributor and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering this Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. To the extent that amounts paid hereunder are not used specifically to reimburse the Distributor for any such cost or expense, such amounts may be treated as compensation for the Distributor’s distribution-related services. All amounts expended pursuant to the Plan shall be paid to the Distributor and are the legal obligation of the applicable Fund and not of the Distributor.

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Section 4. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority of both (a) the Board of Trustees of the Trust with respect to each Fund and (b) those trustees of the Trust who are not “interested persons” of each Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (“Non-Interested Trustees”), cast in person at a meeting called, among other things, for the purpose of voting on this Plan or such agreements.

Section 5. Unless sooner terminated pursuant to Section 7 of this Plan, this Plan shall continue in effect for a period of one year from the date it takes effect and thereafter shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided in Section 4 of this Plan.

Section 6. The Distributor shall provide to the Board of Trustees and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended in accordance with the Plan and the purposes for which such expenditures were made.

Section 7. This Plan may be terminated at any time with respect to any Class by vote of a majority of the Non-Interested Trustees, or by the “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Class.

Section 8. Any agreement related to this Plan shall be made in writing and shall provide:

(a) that, with respect to any Fund or Class, such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Non-Interested Trustees or by the “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund or Class, on not more than sixty (60) days’ written notice to any other party to the agreement; and

(b) that such agreement shall terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Section 9. This Plan may not be amended with respect to any Class of any Fund to increase materially the amount of distribution expenses provided for in the column “Distribution Fee” on Schedule B hereto unless such amendment is approved by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Class, and no material amendment to the Plan shall be made unless approved in the manner provided for in Section 4 of this Plan.

Adopted: August 19, 2004, as amended and restated effective November 11, 2015.

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SCHEDULE A

JPMORGAN FUNDS

COMBINED AND RESTATED DISTRIBUTION PLAN

(Effective November 11, 2015)

Name of Entity	State and Form of Organization
J.P. Morgan Fleming Mutual Fund Group, Inc.	Maryland corporation
J.P. Morgan Mutual Fund Investment Trust	Massachusetts business trust
JPMorgan Trust I	Delaware statutory trust
JPMorgan Trust II	Delaware statutory trust
JPMorgan Trust III	Delaware statutory trust
Undiscovered Managers Funds	Massachusetts business trust
JPMorgan Trust IV	Delaware statutory trust

A-1

SCHEDULE B

JPMORGAN FUNDS

COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN

(Amended as of November 11, 2015)

Money Market Funds

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	Morgan	0.10%
		Reserve	0.25%
		Service	0.60%
JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund	Morgan	0.10%
		E*TRADE	0.60%
		Service	0.60%
		Reserve	0.25%
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund	Morgan	0.10%
		Reserve	0.25%
JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund	Reserve	0.25%
		Morgan	0.10%
		Class C	0.75%
		Service	0.60%
		E*TRADE	0.60%
JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund	Reserve	0.25%
		Morgan	0.10%
		Service	0.60%
		E*TRADE	0.60%
JPMorgan New York Municipal Money Market Fund	JPMorgan New York Tax Free Money Market Fund	Morgan	0.10%
		Reserve	0.25%
		E*TRADE	0.60%
		Service	0.60%
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund	Reserve	0.25%
		Cash Management	0.50%
		Class C	0.75%
		Service	0.60%
		Eagle	0.25%
JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund	Morgan	0.10%
		Reserve	0.25%
		Eagle	0.25%

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund	Reserve	0.25%
		Morgan	0.10%
		Service	0.60%
		Eagle	0.25%
		E*TRADE	0.60%
JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund	Reserve	0.25%
		Morgan	0.10%
		Class C	0.75%
		Service	0.60%
		Eagle	0.25%

Equity Funds

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Access Balanced Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Access Growth Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Asia Pacific Fund	JPMorgan Asia Pacific Focus Fund (name effective until 6/28/12)	Class A	0.25%
		Class C	0.75%
JPMorgan China Region Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund	Class A	0.25%
JPMorgan Diversified Fund	JPMorgan Diversified Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Mid Cap Growth Fund	One Group Mid Cap Growth Fund and	Class A	0.25%
	JPMorgan Diversified Mid Cap Growth Fund (name effective until 6/27/09)	Class C	0.75%
		Class R2	0.50%
JPMorgan Dynamic Growth Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Dynamic Small Cap Growth Fund	JPMorgan Dynamic Small Cap Fund (name effective until 6/29/07)	Class A	0.25%
		Class C	0.75%

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Emerging Economies Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Emerging Markets Equity Income Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Equity Focus Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Equity Income Fund	One Group Equity Income Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Equity Index Fund	One Group Equity Index Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Equity Low Volatility Income Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Global Allocation Fund	JPMorgan Global Flexible Fund (name effective until 2/17/11)	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Global Natural Resources Fund (to be liquidated on or about 12/16/15)	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Global Research Enhanced Index Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Global Unconstrained Equity Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Growth and Income Fund	JPMorgan Growth and Income Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Hedged Equity Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan International Discovery Fund (effective upon the Effectiveness of the Fund’s registration statement)	N/A	Class A Class C	0.25% 0.75%
		Class R2	0.50%

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan International Equity Income Fund	JPMorgan Global Equity Income Fund (name effective until 1/30/15)	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan International Research Enhanced Equity Fund	One Group International Equity Index Fund and JPMorgan International Equity Index Fund (name effective until 6/30/14)	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund	Class A	0.25%
		Class C	0.75%
JPMorgan International Unconstrained Equity Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan International Value Fund	JPMorgan Fleming International Value Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Intrepid Advantage Fund	JPMorgan Intrepid Investor Fund, JPMorgan Intrepid Contrarian Fund (name effective until 4/10/06) and JPMorgan Intrepid Multi Cap Fund (name effective until 4/30/213)	Class A	0.25%
		Class C	0.75%
JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Intrepid Mid Cap Fund	One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Investor Growth Fund	One Group Investor Growth Fund	Class A	0.25%
		Class C	0.75%

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Latin America Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Market Expansion Enhanced Index Fund	One Group Market Expansion Index Fund and JPMorgan Market Expansion Index Fund (name effective until 4/30/13)	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Multi-Manager Alternatives Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Opportunistic Equity Long/Short Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Research Equity Long/Short Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Research Market Neutral Fund	JPMorgan Market Neutral Fund (name effective until 2/28/10)	Class A	0.25%
		Class C	0.75%
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan SmartAllocation Equity Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan SmartRetirement Income Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan SmartRetirement 2015 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan SmartRetirement 2020 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan SmartRetirement 2025 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan SmartRetirement 2030 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan SmartRetirement 2035 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan SmartRetirement 2040 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan SmartRetirement 2045 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan SmartRetirement 2050 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan SmartRetirement 2055 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan SmartRetirement Blend Income Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan SmartRetirement Blend 2015 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan SmartRetirement Blend 2020 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan SmartRetirement Blend 2025 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan SmartRetirement Blend 2030 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan SmartRetirement Blend 2035 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan SmartRetirement Blend 2040 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan SmartRetirement Blend 2045 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan SmartRetirement Blend 2050 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan SmartRetirement Blend 2055 Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Systematic Alpha Fund	JPMorgan Diversified Risk Fund (name effective until l5/14/14)	Class A	0.25%
		Class C	0.75%
JPMorgan Intrepid International Fund	JPMorgan Fleming Tax Aware International Opportunities Fund and JPMorgan Tax Aware International Opportunities Fund	Class A	0.25%
		Class C	0.75%
	(this name change effective 12/15/2005)	Class R2	0.50%
JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund (name effective until 12/10/10)	Class A	0.25%
		Class C	0.75%

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan U.S. Dynamic Plus Fund	JPMorgan Intrepid Long/Short Fund (name effective until 11/1/07) and JPMorgan Intrepid Plus Fund (name effective until 5/3/10)	Class A	0.25%
		Class C	0.75%
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan U.S. Large Cap Core Plus Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan U.S. Small Company Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Value Advantage Fund	N/A	Class A	0.25%
		Class C	0.75%
Security Capital U.S. Core Real Estate Securities Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Realty Income Fund	Undiscovered Managers REIT Fund (name change effective 12/31/05)	Class A	0.25%
		Class C	0.75%

Fixed Income Funds

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Commodities Strategy Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Core Bond Fund	One Group Bond Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Core Plus Bond Fund	One Group Income Bond Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Corporate Bond Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Diversified Real Return Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Emerging Markets Corporate Debt Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Emerging Markets Local Currency Debt Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Floating Rate Income Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Flexible Credit Long/Short Fund (effective upon	N/A	Class A	0.25%
the effectiveness of the Fund’s registration statement)		Class C	0.75%
JPMorgan Global Bond Opportunities Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Government Bond Fund	One Group Government Bond Fund	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan High Yield Fund	One Group High Yield Bond Fund and JPMorgan High Yield Bond Fund (name effective until 9/14/09)	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Income Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Inflation Managed Bond Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund	Class A	0.25%
		Class C	0.75%

Current Name	Former Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Limited Duration Bond Fund	One Group Ultra Short-Term Bond Fund and JPMorgan Ultra Short Term Bond Fund (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund (name effective until 8/31/09)	Class A	0.25%
		Class C	0.75%
JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Municipal Income Fund	One Group Municipal Income Fund	Class A	0.25%
		Class C	0.75%
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Ohio Municipal Bond Fund	One Group Ohio Municipal Bond Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Short Duration High Yield Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)	Class A	0.25%
		Class C	0.75%
JPMorgan SmartAllocation Income Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Strategic Income Opportunities Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Tax Aware High Income Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Tax Aware Income Opportunities Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Tax Aware Real Return Fund	N/A	Class A	0.25%
		Class C	0.75%
JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Total Return Fund	N/A	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%
JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund	Class A	0.25%
		Class C	0.75%
JPMorgan Ultra Short Municipal Income Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A	Class A	0.25%
JPMorgan Unconstrained Debt Fund	JPMorgan Multi-Sector Income Fund (name effective until 10/22/14)	Class A	0.25%
		Class C	0.75%
		Class R2	0.50%